UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005 (August 2, 2005


                                DST SYSTEMS, INC.
             (Exact Name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                   1-14036                      43-1581814
           (Commission File Number) (IRS Employer Identification No.)

               333 West 11th Street, Kansas City, Missouri 64105
              (Address of principal executive offices) (Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report).

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events

         See attached as Exhibit 99.1 to this Form 8-K a News Release dated August 2, 2005 regarding the registrant's share repurchase plan.

         The information in this Item 8.01, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the registrant under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item
8.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01  Financial Statements and Exhibits

(c). Exhibits.

Exhibit Number    Description

99.1              News Release dated August 2, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of August, 2005.

                            DST SYSTEMS, INC.

                            By:     /s/ Kenneth V. Hager
                            Name:   Kenneth V. Hager
                            Title:  Vice President, Chief Financial Officer,
                                    Treasurer

                                                                  Exhibit 99.1

         DST SYSTEMS, INC. ANNOUNCES STOCK REPURCHASE PROGRAM EXPANSION

KANSAS CITY, MO. (August 2, 2005) - DST Systems, Inc. (NYSE: DST) On August 2, 2005, DST's Board of Directors authorized an additional 8,000,000 share repurchase to its 11,500,000 share repurchase plan and extended the repurchase period to July 31, 2008. The plan allows, but does not require, the repurchase of common stock in open market and private transactions. From the beginning of the plan on March 1, 2004 through the second quarter of 2005, DST has purchased 7,785,600 shares for $382.1 million. Diluted shares outstanding during each of the three and six month periods ended June 30, 2005 were 80.9 million.

                                      *****
The information and comments above may include forward-looking statements respecting DST and its businesses. Such information and comments are based on DST's views as of today, and actual actions or results could differ. There could be a number of factors affecting future actions or results, including those set forth in DST's latest periodic financial report (Form 10-K or 10-Q) filed with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking comment. The Company will not update any forward-looking statements in this press release to reflect future events.